                                                              Exhibit (13)(2)(a)

                                POWER OF ATTORNEY


Know all men by these presents:

         That I, W. Scott McDonald, Jr., Member of the Committee of The Prudential Variable Contract Account-2, do hereby make, constitute and appoint as my true and lawful attorneys in fact Caren Cunningham and Grace Torres, together or separately for me and in my name, place and stead to sign registration statements on the appropriate forms prescribed by the Securities and Exchange Commission for the registration under the Investment Company Act of 1940 and the Securities Act of 1933, as applicable, and any and all amendments thereto that may be filed with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March, 1998.

                                            /s/ W. Scott McDonald, Jr.
                                            W. Scott McDonald, Jr.






State of New Jersey        )
                           ) SS
County of Essex            )

         On this 11th day of March, 1998, before me personally appeared W. Scott McDonald, Jr., to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that he executed same.

                                            /s/ Floyd Hoelscher
                                            Floyd Hoelscher, Notary Public

                                POWER OF ATTORNEY


Know all men by these presents:

         That I, Saul Fenster, Member of the Committee of The Prudential Variable Contract Account-2, do hereby make, constitute and appoint as my true and lawful attorneys in fact Caren Cunningham and Grace Torres, together or separately for me and in my name, place and stead to sign registration statements on the appropriate forms prescribed by the Securities and Exchange Commission for the registration under the Investment Company Act of 1940 and the Securities Act of 1933, as applicable, and any and all amendments thereto that may be filed with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March, 1998.

                                               /s/ Saul Fenster
                                               Saul Fenster




State of New Jersey        )
                           ) SS
County of Essex            )

         On this 11th day of March, 1998, before me personally appeared Saul Fenster, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that he executed same.

                                                /s/ Floyd Hoelscher
                                                Floyd Hoelscher, Notary Public

                                POWER OF ATTORNEY



Know all men by these presents:

         That I, Joseph Weber, Member of the Committee of The Prudential Variable Contract Account-2, do hereby make, constitute and appoint as my true and lawful attorneys in fact Caren Cunningham and Grace Torres, together or separately for me and in my name, place and stead to sign registration statements on the appropriate forms prescribed by the Securities and Exchange Commission for the registration under the Investment Company Act of 1940 and the Securities Act of 1933, as applicable, and any and all amendments thereto that may be filed with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March, 1998.

                                              /s/ Joseph Weber
                                              Joseph Weber






State of New Jersey        )
                           ) SS
County of Essex            )

         On this 11th day of March, 1998, before me personally appeared Joseph Weber, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that he executed same.

                                              /s/ Floyd Hoelscher
                                              Floyd Hoelscher, Notary Public